UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 18, 2013
RETROPHIN, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-53293	26-2383102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
777 Third Avenue, 22nd Floor, New York, NY		10017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (646) 837-5863

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.

On September 18, 2013 Retrophin, Inc. (the “Company”) issued a press release announcing its proposal to acquire Transcept Pharmaceuticals, Inc. (“Transcept”).  The press release announcing the proposal, including the full text of the proposal letter delivered to Transcept’s Board of Directors, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated September 18, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Date: September 18, 2013	By:	/s/ Marc Panoff
Name: Marc Panoff
Title: Chief Financial Officer